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                                                                   EXHIBIT 10.27


                               CONVERTIBLE NOTE 1

$500,000                                                            July 1, 1997


         VASCO Corp., a Delaware corporation ("VASCO" or "Maker") promises to pay to Generale de Banque ("Generale Bank" or "Holder"), the principal sum of USD Five Hundred Thousand Dollars (USD 500,000) (the "Principal Amount"). This Convertible Note shall mature and is payable in full on September 30, 1998 (the "Maturity Date"), subject to the terms and conditions of this Convertible Note. This Convertible Note is one of five Convertible Notes dated the date hereof and each in the principal amount of USD Five Hundred Thousand Dollars (USD 500,000) together with the interest on such principal sum, at the fixed interest rate described below, payable as more fully set forth below.

         1. Interest.

                 1.1 Interest shall be calculated on the unpaid principal balance of this Convertible Note, at an interest rate of three and one-quarter percent (3.25%) per annum. VASCO may withhold from such payments amounts which may be required by the tax laws of the United States as in effect from time to-time.

                 1.2 In the event of the completion of an SPO (as defined in Section 3) and pursuant to Section 2 the Principal Amount of this Convertible Note is repaid, either in cash or by conversion into shares, within seven days of the closing of the SPO, VASCO shall pay additional interest in cash at the time of the repayment of this Convertible Note as follows:

                 (i) If this Convertible Note is repaid (in cash or by conversion) on or before December 31, 1997, the sum of USD 55.556 (USD Fifty-Five Thousand Five Hundred Fifty-Six);

                 (ii) If this Convertible Note is repaid (in cash or by conversion) between January 1, 1998 and March 31, 1998, both dates inclusive, the sum of USD 88.235 (USD Eighty-Eight Thousand Two Hundred Thirty-Five); or

                 (iii) If this Convertible Note is repaid (in cash or by conversion) between April 1, 1998 and September 30, 1998, both dates inclusive, the sum of USD 125.000 (USD One Hundred Twenty-Five Thousand).





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         2. Payment.

         If this Convertible Note has not been previously converted, this Convertible Note shall be payable in full on the Maturity Date in an amount equal to One Hundred Sixteen percent (116%) of the Principal Amount hereof (the "Maturity Amount"); provided, however, that in the event of the completion of an SPO (as defined in Section 3), Generale Bank may at its option, by written notice ("Payment Notice") delivered to VASCO within seven days after the receipt of proceeds by VASCO at the closing of the SPO, require VASCO to repay, within seven days after receipt by VASCO of the Payment Notice, the Principal Amount of this Convertible Note either (A) in cash or (B) in that number of Common Shares of VASCO determined by dividing the Principal Amount by the per share offering price of the SPO, and in the event either option (A) or option
(B) is exercised VASCO shall pay in cash plus (i) any accrued but unpaid interest pursuant to Subsection 1.1 and (ii) the additional interest under Subsection 1.2. Interest only payments in arrears shall be made every three
(3) months beginning on September 30, 1997. Except for the limited right set out in Section 3 (d)(ii), Maker shall not have the right to make prepayment in whole or in part.

         3. Conversion.

         (a) Subject to and upon compliance with the provisions of this Convertible Note, at the option of the Holder, or any subsequent holders in due course of this Convertible Note, the Principal Amount of this Convertible Note in whole and not in part may at any time as from the date a Secondary Public Offering ("SPO") occurs (including such date) until the close of business on the Maturity Date of this Convertible Note be converted into that number of Common Shares of VASCO, which shall have all of the rights and preferences as attached to the Common Shares of VASCO under the Delaware General Corporation Law at the time of conversion, by dividing the Principal Amount of this Convertible Note by the Conversion Price which shall be the price of the SPO as determined by the underwriters of the SPO on Easdaq and/or Nasdaq.

          (b) In order to exercise the conversion privilege set out above, the Holder shall surrender this Convertible Note to VASCO at any time during usual business hours at the address set out below along with written notice to VASCO at such office that the Holder elects to convert this Convertible Note and stating the name or names in which the certificate or certificates for shares of Common Shares which shall be issuable upon such conversion shall be issued and, if applicable, the Conversion Price elected. As promptly as practicable after the date of such notice and the surrender of this Convertible Note as provided above, VASCO shall issue and deliver at its office or pursuant to its written order, a certificate or certificates with the number of full shares of common stock issuable upon such conversion in accordance with this Section 3, VASCO shall not be required to issue fractions of a share or script representing fractional shares upon conversion. If any fraction of a share would, except for provisions of this sentence, be issuable upon the conversion of this Convertible Note, VASCO shall pay a cash adjustment in respect to such fraction equal to the value of such fraction based upon the then Conversion Price. Such conversion shall be deemed to have been effective at the close of business on the date of conversion and the person or persons in whose name or names and each certificate or certificates





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for shares of common stock shall have been issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby on such date; provided, however, that any such surrender on any date when the stock transfer books of VASCO shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open and the Convertible Note surrendered shall not be deemed to have been converted until such time for all purposes, but such conversion shall be at the Conversion Price in effect at the close of business on the date of such surrender.

         (c) If this Convertible Note has not been converted prior to or paid in full on September 30, 1998 and Maker fails to pay this Convertible Note prior to November 1, 1998, then after October 31, 1998 and before payment of the Maturity Amount, if an SPO has not been completed the Holder shall have the right to convert this Convertible Note into Common Shares of VASCO by dividing the Principal Amount by the Conversion Price as follows:

                 (i) If Maker has listed its Common Shares on the NASDAQ and/or EASDAQ and/or other U.S. national stock exchange, then Holder may convert this Convertible Note at a Conversion Price corresponding to the Market Price of VASCO Common Shares traded in the United States, where the "Market Price" represents the average market price of VASCO's Common Shares traded in the United States during the twenty (20) trading days immediately prior to the Conversion Date; in addition, if this Convertible Note is so converted, VASCO shall pay to the Holder, upon the surrender of this Convertible Note for conversion, the sum of USD 250,000 (USD Two Hundred Fifty Thousand) as special interest, or at the Holder's option the Holder may receive the special interest in that number of VASCO Common Shares determined by dividing USD 250,000 (USD Two Hundred Fifty Thousand) by the Market Price (as defined above).

                 (ii) If Maker has not listed its Common Shares on the NASDAQ and/or EASDAQ and/or other U.S. national stock exchange, then Holder may convert this Convertible Note at a Conversion Price of USD One Dollar (USD $1.00).

         (d) The Conversion Price shall be subject to adjustment from time to time as follows.

                 (i) In case at any time VASCO shall subdivide its outstanding shares of common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and conversely, in case the outstanding share of common stock shall be combined into a small number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                 (ii) If VASCO proposes any capital reorganization or reclassification of the capital stock of VASCO or consolidation or merger of VASCO with another corporation or the sale of all or substantially all of its assets to another corporation (a "Transaction") then as a condition to the Transaction, VASCO shall, no later than thirty (30) days prior to the closing date of the





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Transaction, provide notice to Holder of all terms of conversion of this
Convertible Note pursuant to the Transaction; and VASCO shall, not later than forty-eight (48) hours prior to closing of the Transaction, notify Holder of the date and time of closing. Prior to closing of the Transaction, Holder shall have the right to convert all amounts owed pursuant to this Convertible Note into shares pursuant to other provisions of this Convertible Note. If Holder, after receiving the notices required by this Section, as of closing of the Transaction has not elected to convert amounts owed pursuant to this Convertible Note into shares, VASCO may, at its election, tender to Holder the Maturity Amount plus all accrued but unpaid interest pursuant to this Convertible Note, and then this Convertible Note shall be deemed assigned by Holder to VASCO. If the Transaction does not close, VASCO shall not have the right to so purchase this Note. If the Transaction does close and within one hundred twenty (120) days after the closing VASCO shall not have acquired this Convertible Note pursuant to the terms herein, VASCO, or its successor shall have no right to so acquire this Convertible Note.

                 (iii) Upon any adjustment of the Conversion Price. then and in each such case, VASCO shall give written notice thereof, to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, and the number of shares purchasable at such price upon the exercise of this Convertible Note setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                 (iv)  In case at any time:

                          (a) there should be any capital reorganization, or
                 reclassification of the capital stock of VASCO or consolidation or merger of VASCO or sale of all or substantially all the assets to another corporation; or

                          (b) there should be a voluntary/involuntary
                 dissolution, liquidation or winding up of VASCO;

Then in any one or more of said cases, VASCO shall give with notice to the Holder of the date on which the books of VASCO shall close or a record shall be taken for such reorganization, classification. consolidation, merger, sale. dissolution, liquidation or winding up shall take place.

                 (v) The issue of certificates on conversions of this Convertible Note shall be made without charge to the converting Holder for any U.S. transfer tax in respect of the issue thereof. Notwithstanding the above, to the extent that any federal withholding tax is required by the tax laws of the United States to be paid by VASCO, VASCO may withhold such amounts from obligations paid pursuant to this Convertible Note.

                 (vi) VASCO shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of affecting the conversion of this Convertible Note, such number of its duly authorized shares of its common stock as shall from time to time be sufficient to affect





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the conversion of this entire Convertible Note.  Notwithstanding anything herein to the contrary, in no event shall the number of shares of common stock issuable on conversion of this Convertible Note exceed Five Hundred Thousand (500,000) Common Shares, subject to adjustment pursuant to Section 3 (d)(i).

         (e) In the event that prior to the conversion of this Convertible Note, at least 80% of VASCO's outstanding Common Shares is exchanged (the "Stock Exchange") for shares of common stock of a new Delaware corporation ("Newco") formed by VASCO, this Convertible Note shall be convertible into Common Shares of Newco and all references herein to VASCO, VASCO Corp. or the Maker shall refer to Newco and all references herein to Common Shares of VASCO Corp. or of VASCO shall refer to Common Shares of Newco of the same class as the shares of common stock of Newco issued in the Stock Exchange.

         4. Manner of Payments.

         All payments by Maker under this Convertible Note shall be (a) made in lawful money of the United States of America, (b) credited first to any accrued interest under this Convertible Note and second to the principal balance under this Convertible Note, and (c) deemed paid by Maker upon delivery as provided herein. Payments under this Convertible Note shall be made by swift transfer to the account specified by the Holder.

         5. Expenses, Notices and Attorney's Fees.

         In the event that Holder shall bring an action to enforce any rights hereunder, VASCO shall pay all of Holder's expenses incurred in connection with such action including, but not limited to, reasonable attorney's fees and expenses and costs of appeal. Should VASCO fail to timely pay any amount due hereunder, Holder shall deliver to VASCO at 1919 South Highland Avenue, Suite 118-C, Lombard, Illinois, 60148, notice of such failure to pay. If within fifteen (15) days following receipt of such notice, VASCO shall fail to timely perform any obligation pursuant hereto, VASCO shall be deemed in default of its obligations pursuant to this Convertible Note. Notice to Holder shall be sent to:

                 Generale Bank
                 Corporate Investment Banking
                 att. of Mr. F. Vanderhoydonck
                 Montagne du Parc, 3
                 B-1000 Brussels

         6. Headings.

         The headings of the paragraphs of this Convertible Note have been included only for convenience and shall not be deemed in any manner to modify or limit any of the provisions of this Convertible Note. or be used in any manner in the interpretation of this Convertible Note.





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         7. Interpretation.

         Whenever the context so required in this Convertible Note, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other gender, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

         8. Partial Invalidity.

         Each provision of this Convertible Note shall be governed by the laws of the State of Illinois, and is valid and enforceable to the fullest extent permitted by law. If any provision of this Convertible Note or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Convertible Note, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Convertible Note.

DATED AND EFFECTIVE as of the day and year above written.

                                        VASCO CORP., a Delaware corporation,

                                        By: /s/ T. Kendall Hunt
                                           ---------------------------------

                                        name:  T Kendall HUNT
                                               --------------

                                        title: Chairman & CEO
                                               --------------




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                        STATEMENTS OF RIGHTS TO WARRANTS
                                      AND
                                FORM OF EXERCISE


     (a) In case, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then in either of such cases, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Corporation shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number or shares of Common Stock purchasable pursuant to this Warrant shall be proportionately decreased. If the Corporation shall, at any time during the term of this Warrant, declare a dividend payable in cash on its Common Stock and shall, at substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock shall be treated as a dividend pain in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

     (b) In case, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall be recapitalized by reclassifying its outstanding Common Stock, (other than a change in par value to no par value), or the Corporation or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term "successor corporation" herein before used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Corporation theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets of the other corporation as to which the holder of this Warrant would have been entitled had this Warrant been exercised immediately prior to such recapitalization, consolidation, merger or conveyance; and in any such event, the rights of the Warrant holder to any adjustment in the number of shares of Common Stock purchasable upon the exercise of this Warrant, as hereinbefore provided, shall continue and be preserved in respect of any stock which the Warrant holder becomes entitled to purchase.

     (c) In case the Corporation at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the holder of this Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Corporation which he would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Corporation; provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Corporation. Such date so fixed shall be no earlier than 3 P.M. New York City Time, on the forty-fifth (45th) day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered holder of this Warrant at its address as it appears on the books of the Corporation.

     (d) Upon any exercise of this Warrant by the Warrant holder, the Corporation shall not be required to deliver fractions of one share, but adjustment in the purchase price payable by the Warrant holder shall be made in respect of any such fraction of one share on the basis of the purchase price per share then applicable upon exercise of this Warrant.

     (e) In the event that, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall determine to take a record of its stockholders for the purpose of determining stockholders entitled to receive any dividend, stock dividend, distribution or other right whether or not it may cause any change or adjustment in the number, amount, price or nature of the securities or assets deliverable upon the exercise of this Warrant pursuant to the foregoing provisions, the Corporation shall give at least ten (10) days' prior written notice to the effect that it intends to take such record to the registered holder of this Warrant at its address as it appears on the books of the Corporation, said notice to specify the date as of which such record is to be taken, the purpose for which such record is to be taken, and the effect which the action which may be taken will have upon this Warrant.

     (f) The Corporation may deem and treat the registered holder of the Warrant at any time as the absolute owner hereof for all purposes, and shall not be affected by any notice to the contrary.

     (g) This Warrant shall not entitle any holder thereof to any of the rights of a stockholder, and shall not entitle any holder thereof to any dividend declared upon the Common Stock unless the holder shall have exercised the within Warrant and purchased the shares of Common Stock prior to the record date fixed by the Board of Directors for the determination of holders of Common Stock entitled to exercise any such rights or receive said dividend.





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     The undersigned hereby irrevocably elects to exercise the within Warrant
to the extent of purchasing            of the shares of Common Stock of said
Corporation called for thereby and makes payment of $              in payment
of the purchase price thereof. Please issue the shares of stock so purchased in accordance with the instructions given below.


                                Signature:
                                          --------------------------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                          ON THE BOOKS OF THE COMPANY


                        (Please Print in Block Letters)


Name
    --------------------------------------------------------------------------

Address
        ----------------------------------------------------------------------
Social Security
  or Employer I. D. Number
                           ---------------------------------------------------

                                   ASSIGNMENT

                    (To Be Executed By the Registered Holder
                  to Effect a Transfer of the Within Warrant)


FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

-----------------------------------------------

------------------------------------------------------------------------------
(Name)

------------------------------------------------------------------------------
(Address)

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the right to purchase Common Stock evidenced by the within Warrant, to the
extent of               shares of Common Stock, and does hereby irrevocably
constitute and appoint

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to transfer the said right on the books of the Corporation, with full power of substitution.



Dated:                                , 19    .
       -------------------------------    ----


                                                  -----------------------------
                                                           (Signature)


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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, or by a firm having membership on a registered national securities exchange and an office in New York, New York.